Putnam Equity Income Fund
One Post Office Square, Boston, MA 02109
Class A shares
INVESTMENT STRATEGY: GROWTH AND INCOME
PROSPECTUS - March 30, 1997, as revised May 30, 1997

This prospectus explains concisely what you should know before investing in class A shares of Putnam Equity Income Fund (the "fund") which are offered without a sales charge through eligible employer-sponsored retirement plans. Please read it carefully and keep it for future reference. You can find more detailed information about the fund in the March 30, 1997 statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI or for other information, including a prospectus regarding class A shares for other investors, call Putnam Investor Services at 1-800-752-9894. The SAI has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated into this prospectus by reference. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus and the SAI, and other information regarding registrants that file electronically with the Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             PUTNAMINVESTMENTS

                             Putnam Defined
                             Contribution Plans
ABOUT THE FUND

Expenses summary. .......................................
Financial highlights. ...................................
Objectives. .............................................
How the fund pursues its objectives. ....................
How performance is shown. ...............................
How the fund is managed. ................................
Organization and history. ...............................

ABOUT YOUR INVESTMENT

How to buy shares. ......................................
Distribution plan. ......................................
How to sell shares. .....................................
How to exchange shares. .................................
How the fund values its shares. .........................
How the fund makes distributions to shareholders;
     tax information. ...................................

ABOUT PUTNAM INVESTMENTS, INC. ..........................

About the fund

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes expenses attributable to class A shares based on the fund's most recent fiscal year. The example shows the cumulative expenses attributable to a hypothetical $1,000 investment in class A shares over specified periods.

Annual fund operating expenses
(as a percentage of average net assets)

Management fees                  0.63%
12b-1 fees                       0.25%
Other expenses                   0.23%
Total fund operating expenses    1.11%

The table is provided to help you understand the expenses of investing in the fund and your share of fund operating expenses that the fund incurs. The expenses shown in the table do not reflect the application of credits that reduce fund expenses. The annual management fees shown in the table have been restated to reflect an increase in the management fees payable to Putnam Investment Management, Inc., the fund's investment manager ("Putnam Management"). Actual management fees and total fund operating expenses were 0.61% and 1.09% for class A shares.

Example

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

    1              3              5             10
  year           years          years          years
   $11            $35            $61           $135

The example does not represent past or future expense levels and actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual return varies. The example does not reflect any charges or expenses related to your employer's plan.

FINANCIAL HIGHLIGHTS

The following table presents per share financial information for class A shares. This information has been derived from the fund's financial statements, which have been audited and reported on by the independent accountants. The "Report of independent accountants" and financial statements included in the fund's annual report to shareholders for the 1996 fiscal year are incorporated by reference into this prospectus. The fund's annual report, which contains additional unaudited performance information, is available without charge upon request.

On March 7, 1991, the shareholders of the fund approved the fund's current investment objectives and current distribution policies. Prior to March 7, 1991, the investment objective of the fund was to seek as high a level of current return as Putnam Management believed not to involve undue risk, primarily by investing in dividend-paying common stocks and securities convertible into common stocks and by writing covered call options to increase its current return. Under the fund's former distribution policies, at certain times the fund paid quarterly distributions at a level rate even though the fund did not achieve projected investment results for a given period. As a result, the fund's distributions at times included a return of capital. Consequently, the information in the table relating to periods before March 7, 1991 does not reflect the fund's performance under its current investment objectives or distribution policies.


FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)


                                              FOR THE PERIOD
                      FOR THE PERIOD
                                                    DECEMBER 2,
1994                                   SEPTEMBER 13, 1993
                                                    (COMMENCEMENT
OF                                    (COMMENCEMENT OF
                                   YEAR ENDED OPERATIONS) TO
 YEAR ENDED           OPERATIONS) TO       YEAR ENDED
                                  NOVEMBER 30    NOVEMBER 30
          NOVEMBER 30     NOVEMBER 30    NOVEMBER 30
                                         1996           1995
1996      1995      1994           1993             1996
                                              CLASS M
           CLASS B                            CLASS A
NET ASSET VALUE, BEGINNING OF PERIOD   $10.89          $8.45
$10.89     $8.46     $8.65          $8.66           $10.93
INVESTMENT OPERATIONS
Net investment income                     .25         .28(c)
 .21       .23       .26         .06(c)              .31
Net realized and unrealized gain
 (loss) on investments                   2.36           2.45
2.37      2.46     (.18)          (.07)             2.37
TOTAL FROM INVESTMENT OPERATIONS         2.61           2.73
2.58      2.69       .08          (.01)             2.68
LESS DISTRIBUTIONS:
  From net investment income            (.27)          (.29)
(.24)     (.26)     (.27)             --            (.32)
  In excess of net investment income       --             --
--        --        --             --               --
TOTAL DISTRIBUTIONS                     (.27)          (.29)
(.24)     (.26)     (.27)             --            (.32)
NET ASSET VALUE, END OF PERIOD         $13.23         $10.89
$13.23    $10.89     $8.46          $8.65           $13.29
TOTAL INVESTMENT RETURN
 AT NET ASSET VALUE (%)(a)              24.35         32.89*
24.06     32.30       .86         (.12)*            24.96
NET ASSETS, END OF PERIOD
 (in thousands)                       $22,254
$7,051$221,259   $83,646   $32,114        $14,800
$566,133
Ratio of expenses
 to average net assets (%)(b)            1.59          1.60*
1.84      1.87      1.78           .44*             1.09
Ratio of net investment
 income to average net assets (%)        2.11          2.99*
1.86      2.63      3.02           .55*             2.61
Portfolio turnover (%)                  67.56          70.39
67.56     70.39     82.49      125.85(d)            67.56
Average commission rate paid (e)       $.0509
$.0509                                              $.0509

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period) [continued]



            YEAR ENDED NOVEMBER 30
                                   1995      1994      1993
1992      1991      1990     1989       1988      1987

     CLASS A
NET ASSET VALUE,
BEGINNING OF PERIOD               $8.49     $8.67     $7.72
$7.29     $6.60     $8.62    $8.47      $7.87    $10.81
INVESTMENT OPERATIONS
Net investment income               .32       .32       .28
 .42       .30       .25      .29        .24       .21
Net realized and unrealized gain
 (loss) on investments             2.44     (.18)      1.01
 .41       .93    (1.08)     1.14       1.87    (1.44)
TOTAL FROM INVESTMENT OPERATIONS   2.76       .14      1.29
 .83      1.23     (.83)     1.43       2.11    (1.23)
LESS DISTRIBUTIONS:
  From net investment income      (.32)     (.32)     (.31)
(.40)     (.30)     (.25)    (.32)      (.32)     (.21)
  In excess of net investment income --        --     (.03)
--        --        --       --         --        --
Net realized gain on investments     --        --        --
--     (.24)        --    (.06)     (1.19)    (1.50)
Paid in capital                      --        --        --
--        --     (.94)    (.90)         --        --
TOTAL DISTRIBUTIONS               (.32)     (.32)     (.34)
(.40)     (.54)    (1.19)   (1.28)     (1.51)    (1.71)
NET ASSET VALUE, END OF PERIOD   $10.93     $8.49     $8.67
$7.72     $7.29     $6.60    $8.62      $8.47     $7.87
TOTAL INVESTMENT RETURN
 AT NET ASSET VALUE (%)(a)        33.17      1.59     17.06
11.66     19.13   (10.56)    17.75      28.23   (15.33)
NET ASSETS, END OF PERIOD
(in thousands)                 $391,551  $304,124  $328,251
$334,127  $397,237  $585,011 $934,823 $1,005,981  $902,370
Ratio of expenses to
 average net assets (%)(b)         1.13      1.04      1.16
1.23      1.20      1.09      .84        .87       .83
Ratio of net investment
 income to average net assets (%)  3.32      3.67      3.40
5.57      4.13      3.30     3.28       2.75      1.92
Portfolio turnover (%)            70.39     82.49 125.85(d)
340.99    198.18    222.84   153.35      38.32    225.30
Average commission rate paid (e)

* Not annualized.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The ratio of expenses to average net assets for periods ended on or after November 30, 1995 includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts.
(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Portfolio turnover excludes the impact of assets received by the fund, then known as Putnam Strategic Income Trust, from Putnam Equity Income Fund, formerly known as Putnam Total Return Fund.
(e) Average commission rate paid is required for fiscal periods beginning on or after September 1, 1995.


OBJECTIVE

The investment objective of Putnam Equity Income Fund is to seek current income.
Capital growth is a secondary
objective when consistent with seeking current income. The fund is not intended to be a complete investment program, and there is no assurance that it will achieve its objectives.

HOW THE FUND PURSUES ITS OBJECTIVES

Basic investment strategy

The fund seeks current income by investing primarily in a diversified portfolio of income-producing equity securities.
The fund will normally invest at least 65% of its assets in income-producing equity securities, which may include common stocks, preferred stocks, and securities convertible into common or preferred stocks. The income-producing equity securities the fund purchases will normally have current dividend yields higher than the currently available dividend yield quoted on the Standard & Poor's 500 Composite Stock Price Index, although there is no assurance that such yields will be achieved. The fund may also invest in debt securities rated at least
CCC or Caa by a nationally recognized
securities rating agency, such as Standard & Poor's ("S&P") or Moody's Investors
 Service, Inc. ("Moody's") or, if
unrated, determined by Putnam Management to be of comparable quality.
Securities in the rating categories CCC and Caa are considered to be of poor standing and predominantly speculative. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Putnam Management will monitor the investment to determine whether continued investment in the security will assist in meeting the fund's investment objectives. The foregoing investment limitation will be measured at the time of purchase and, to the extent a security
is assigned a different rating by one or more of the various rating agencies,
Putnam Management will use the highest
rating assigned by any agency. See "Investments in fixed-income securities."
The fund may hold a portion of its assets in cash or money market instruments.

The fund seeks its secondary objective of capital growth, when consistent with its primary objective of current income, by investing in securities which Putnam Management believes have the potential to appreciate in value over time.

The fund will not limit its investments to any particular type of company.
The fund may invest in companies, large or small, whose securities Putnam Management believes have the potential to provide above-average current income and, secondarily, capital growth. It may invest in small and relatively less well-known companies. Such companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies.

Alternative investment strategies

At times Putnam Management may judge that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times Putnam Management may temporarily use alternative strategies primarily designed to reduce fluctuations in the value of fund assets.

In implementing these defensive strategies, the fund may invest without limit in debt securities, money market instruments, or any other securities Putnam Management considers consistent with such defensive strategies.

It is impossible to predict when, or for how long, the fund will use these alternative stategies.

Foreign investments

The fund may invest in securities of foreign issuers that are not actively traded in U.S. markets. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies.
As a result, the value of the fund's
foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The fund may engage in a variety of foreign currency exchange transactions in connection with its foreign investments, including transactions involving futures contracts, forward contracts and options.

Investments in foreign securities may subject the fund to other risks as well.
For example, there may be less
information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United
States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable
U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States.
Foreign settlement procedures and trade regulations may involve certain risks
(such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, the fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above are typically increased in connection with investments in less developed and developing nations, which are sometimes referred to as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, causing instability.
 High rates of inflation or currency
devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The fund expects that its investments in foreign securities generally will not exceed 20% of its total assets, although the fund's investments in foreign securities may exceed this amount from time to time. Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

For more information about foreign securities and the risks associated with investment in such securities, see the SAI.

Investments in fixed-income securities

Although the fund will invest primarily in common stocks, it may also invest in both higher-rated and lower-rated fixed-income securities. The values of fixed-income securities generally fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the fund's fixed-income investments. Conversely, during periods of rising interest rates, the value of the fund's fixed-income investments will generally decline. The values of lower-rated fixed-income securities, commonly known as "junk bonds," generally fluctuate more than those of higher-rated fixed-income securities. Securities in the lower rating categories may, depending on the rating, have large uncertainties or major exposures to adverse conditions, and may include securities in default. The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are set forth in the SAI.

The lower ratings of these securities reflect a greater possibility that adverse changes in the financial condition of their issuers, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal. In addition, under such circumstances the values of such securities may be more volatile, and the markets for such securities may be less liquid, than those for higher-rated securities, and the fund may as a result find it more difficult to determine the value of such securities. When the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's ability than would be the case if the fund were investing in securities in the higher rating categories.

Portfolio turnover

The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as "portfolio turnover." As a result of the fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Portfolio turnover rates are shown in the section "Financial highlights."

Futures and options

The fund may buy and sell index futures contracts. An "index future" is a contract to buy or sell units of a particular securities index at an agreed price on a specified future date. Depending on the change in value of the index between the time the fund enters into and terminates an index future transaction, the fund realizes a gain or loss. In addition to or as an alternative to purchasing or selling index futures, the fund may buy and sell call and put options on index futures or securities indexes. The fund may engage in index futures and options transactions for hedging purposes and for nonhedging purposes, such as to adjust its exposure to relevant markets or as a substitute for direct investment.
The fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

The use of index futures and related options involves certain special risks. Futures and options transactions involve costs and may result in losses.

Certain risks arise from the possibility of imperfect correlations among movements in the prices of financial futures and options purchased or sold by the fund, of the underlying securities index, currencies or securities and, in the case of hedging transactions, of the securities that are the subject of the hedge. The successful use of the strategies described above further depends on Putnam Management's ability to forecast market movements correctly.

Other risks arise from the potential inability to close out index futures or options positions. There can be no assurance that a liquid secondary market will exist for any index future or option at any particular time. The fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the fund. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the use of index futures and options transactions.

A more detailed explanation of index futures and options transactions, including the risks associated with them, is included in the SAI.

Other investment practices

The fund may also engage in the following investment practices, each of which involves certain special risks. The SAI contains more detailed information about these practices, including limitations designed to reduce these risks.

Options. The fund may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The fund receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

When the fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, it takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund may also buy and sell put and call options, including combinations of put and call options on the same underlying security. The aggregate value of the securities underlying the options may not exceed 25% of fund assets.
The use of these strategies may be limited by applicable law.

Securities loans, repurchase agreements and forward commitments. The fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets.
These transactions must be fully collateralized at all times.
The fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral or completing the transaction.

Diversification

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer
(except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

Derivatives

Certain of the instruments in which the fund may invest, such as index futures contracts, forward contracts and options, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Although the fund may use derivatives for purposes other than hedging, such as to earn additional income, the fund does not consider its use of derivatives for such purposes to be speculative because each fund expects, whenever appropriate, to either "cover" its positions or segregate assets sufficient to pay any potential liabilities resulting from
such investments.   Further information about these
instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

Limiting investment risk

Specific investment restrictions help to limit investment risks for the fund's shareholders. These restrictions prohibit the fund, with respect to 75% of its total assets, from acquiring more than 10% of the voting securities of any one issuer.* They also prohibit the fund from investing more than:

(a) (with respect to 75% of its total assets) 5% of its total assets in securities of any one issuer other than the U.S.
government;*

(b) 25% of its total assets in any one industry;* or

(c) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable), and in repurchase agreements maturing in more than seven days.

Restrictions marked with an asterisk (*) above are summaries of fundamental investment policies. See the SAI for the full text of these policies and other fundamental investment policies. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any non-fundamental investment policy without shareholder approval. As a matter of policy, the Trustees would not materially change the fund's investment objectives without shareholder approval.

HOW PERFORMANCE IS SHOWN

Fund advertisements may, from time to time , include performance information. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

"Total return" for the one-, five- and ten-year periods (or for the life of the class A shares, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the fund invested at the maximum public offering price. Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge would be reduced if the sales charge were used.

All data are based on past investment results and do not predict future performance.

Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, fund operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the fund's investment objectives and policies. These factors should be considered when comparing the fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. The fund's performance may be compared to that of various indexes. See the SAI.
Because shares sold through eligible employer-sponsored retirement plans are sold without a sales charge, quotations of investment performance reflecting the deduction of a sales charge will be lower than the actual investment performance of shares purchased through such plans.

HOW THE FUND IS MANAGED

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The fund pays Putnam Management a quarterly fee for these services based on average net assets. See "Expenses summary" and the SAI.

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:

                                   Business experience
                         Year      (at least 5 years)
                         ----      -------------------------
Edward P. Bousa          1992      Employed as an investment
Senior Vice
President           professional by Putnam
               Management since October,
1992.
     Prior to October, 1992,
Mr. Bousa was a Vice President
                                   and Portfolio Manager at
                              Fidelity Investments.

Kenneth J. Taubes        1994      Employed as an investment
Senior Vice President              professional by Putnam
                              Management since 1991.

Rosemary H. Thomsen      1995      Employed as an investment
Senior Vice President              professional by Putnam
                              Management since 1986.

Robert M. Paine                    Employed as an investment
Senior Vice President    1996      professional by Putnam
                                   Management since 1987.

The fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The fund also reimburses Putnam Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of fund securities. In selecting broker-dealers, Putnam
Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of fund shares (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam Equity Income Fund is a Massachusetts business trust organized on April 27, 1977. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to September 13, 1993, the fund was known as Putnam Strategic Income Trust.

The fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest which may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine.

Only the fund's class A shares are offered by this prospectus.
The fund also offers other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (at
1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may choose to redeem your shares. You will receive at least 30 days' written notice before the fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

The fund's Trustees: George Putnam,* Chairman. President of the Putnam funds. Chairman and Director of Putnam
Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; William
F. Pounds, Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; Jameson Adkins Baxter, President, Baxter Associates, Inc.; Hans H. Estin, Vice Chairman, North American
Management Corp.; John A. Hill, Chairman and Managing Director, First Reserve Corporation; Ronald J. Jackson, Former
Chairman, President and Chief Executive Officer of Fisher-Price, Inc., Director of Safety 1st, Inc., Trustee of Salem
Hospital and the Peabody Essex Museum; Elizabeth T. Kennan, President Emeritus and Professor, Mount Holyoke College;
Lawrence J. Lasser,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; Robert E. Patterson, Executive
Vice President and Director of Acquisitions, Cabot Partners Limited Partnership; Donald S. Perkins,* Director of various corporations, including Cummins Engine Company, Lucent Technologies, Inc., Springs Industries, Inc. and Time Warner Inc.; George Putnam, III,* President, New Generation Research, Inc.; A.J.C. Smith,* Chairman and Chief Executive
Officer, Marsh & McLennan Companies, Inc.; and W. Nicholas Thorndike, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and Eastern Utilities Associates. The Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the fund, Putnam Management or Putnam Mutual Funds.

About Your Investment

HOW TO BUY SHARES

All orders to purchase shares must be made through your employer's retirment plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible employer-sponsored retirement plans at the net asset value per share next determined after receipt of an order to receive that day's net asset value. A class A qualified benefit plan (an employer-sponsored retirement plan for which Putnam Fiduciary Trust Company provides recordkeeping or other services) is eligible to purchase fund shares at net asset value beginning two years after the plan's initial purchase of class A shares. A class A qualified benefit plan that initially invested at least $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates and that received a proposal from Putnam Mutual Funds prior to April 15, 1997 may purchase fund shares at net asset value without regard to this two-year period. An employer-sponsored retirement plan, other than a class A qualified benefit plan, is eligible to purchase fund shares at net asset value if its investment in class A shares is at least $1 million, or it has at least 200 eligible employees, and the dealer of record waives its commission with the consent of Putnam Mutual Funds. Employer-sponsored retirement plan participating in a "multi-fund" program approved by Putnam Mutual Funds may include amounts invested in other mutual funds participating in such program for purposes of determining whether the plan may purchase class A shares at net asset value. Employer-sponsored plans may make additional investments of any amount at any time. To eliminate the need for safekeeping, the fund will not issue certificates for your shares.

On sales at net asset value to a class A qualified benefit plan, Putnam Mutual Funds makes payments to the dealer of record on net monthly purchases at rates of up to 1.00%. See the SAI for more information about the rates at which sales commissions are paid.

Putnam Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares.
Certain dealers may not sell all classes of shares.

DISTRIBUTION PLAN

The fund has adopted a distribution plan to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of fund shares, including the payments to dealers mentioned below. The plan provides for payments by the fund to Putnam Mutual Funds at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class A shares. The Trustees currently limit payments under the plan to the annual rate of 0.25%.

Putnam Mutual Funds compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts at the annual rate of up to 0.25% of the average net asset value of class A shares. The payments to dealers for shares held by class A qualified benefit plans are made at reduced rates, as described in the SAI. Putnam Mutual Funds makes quarterly payments on all other shares at the annual rate of 0.20% of the average net asset value of class A shares outstanding as of December 31, 1989 and 0.25% of the average net asset value of shares acquired after that date (including shares inquired through reinvestment of distributions).

Putnam Mutual Funds may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

HOW TO SELL SHARES

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan to the fund any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next net asset value calculated after the fund receives the request in proper form. All requests must be received by the fund prior to the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. If your plan sells shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

The fund generally provides payment for redeemed shares the business day after the request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. The fund will only redeem shares for which it has received payment.

HOW TO EXCHANGE SHARES

Subject to any restrictions contained in your plan, you can exchange your shares for shares of other Putnam funds available through your plan at net asset value. Contact your plan administrator or Putnam Investor Services for more information on how to exchange your shares or how to obtain prospectuses of other Putnam funds in which you may invest.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of your fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

The fund calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New
York Stock Exchange each day the Exchange is open.

Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION

The fund distributes any net investment income at least quarterly and any net realized capital gains at least annually.
Distributions from capital gains are made after applying any available capital loss carryovers. A capital loss carryover is currently available.

The terms of your plan will govern how your plan may receive distributions from the fund. Generally, periodic distributions from the fund to your plan are reinvested in additional fund shares, although your plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If another option is not selected, all distributions will be reinvested in additional fund shares.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The fund will distribute substantially all of its ordinary income and capital gain net income on a current basis.
Generally, fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to employer-sponsored retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The foregoing is a summary of certain federal income tax consequences of investing in the fund. You should consult your tax adviser to determine the precise effect of an investment in the fund on your particular tax situation (including possible liability for state and local taxes).

ABOUT PUTNAM INVESTMENTS, INC.

Putnam Management has been managing mutual funds since 1937. Putnam Mutual Funds is the principal underwriter of the fund and of other Putnam funds. Putnam Defined Contribution Plans is a division of Putnam Mutual Funds. Putnam
Fiduciary Trust Company is the fund's custodian. Putnam Investor Services, a division of Putnam Fiduciary Trust
Company, is the fund's investor servicing and transfer agent.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are located at One Post Office Square, Boston, Massachusetts 02109 and are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan
Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.